                                                                    EXHIBIT 4.1

            NUMBER               Altiris, Inc.                SHARES

SA

  INCORPORATED UNDER THE LAWS OF         SEE REVERSE FOR STATEMENT RELATING TO
  THE STATE OF DELAWARE                     RIGHTS, REFERENCES, PRIVILEGES
                                               AND RESTRICTIONS, IF ANY

  This Certificates that                                 CUSIP [_____________]

  is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                 PAR VALUE $0.0001 PER SHARE, OF ALTIRIS, INC.

   transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated

           [SIGNATURE ILLEGIBLE]              [SIGNATURE ILLEGIBLE]

                                    [SEAL]

   PRESIDENT AND CHIEF EXECUTIVE OFFICER           SECRETARY

COUNTERSIGNED AND REGISTERED:

   [_________________]

                         TRANSFER AGENT AND REGISTRAR

BY:

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                                 ALTIRIS, INC.

   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation and by any certificate of determination, the number of shares constituting each class and series, and designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                 UNIF GIFT MIN ACT--__________ Custodian _________
TEN ENT--as tenants by the entireties                               (Cust)             (Minor)
JT TEN--as joint tenants with right of                           under Uniform Gifts to Minors Act
        survivorship and not as tenants in                       _________________________
        common                                                             (State)

                                              UNIF TRF MIN ACT-- Custodian (until age) _____ under
                                                                 Uniform Transfers to Minors Act
                                                                 _________________________
                                                                           (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE: _________________